For period ending February 28, 2001
File number 8114180
Exhibit 77C

At a Special Meeting of Shareholders
convened on February 1, 2001, the shareholders of the Registrant approved an Agreement and Plan of Reorganization and Termination providing for its reorganization into PACE Large Company Growth
Equity Investments PACE Fund, a series of
PaineWebber PACE Select Advisors Trust.  The
Registrants shares were voted as follows with respect to the transaction 9,358,557.350 shares were voted for 329,532.726 shares were voted against and 389,604.888 shares were voted abstain. The transaction was consummated on February 23, 2001. Further information regarding the circumstances and details of the transaction is incorporated herein in response to this sub-item by reference to the definitive Combined Proxy
Statement and Prospectus dated December 27,
2000, filed with the SEC on December 29, 2000
Accession Number 0000928385-00-003555; SEC
File No. 333-51012.


INTERIM INVESTMENT MANAGEMENT
AND	77Q-1 Exhibit
ADMINISTRATION CONTRACT
Contract made as of October 10, 2000,
between PAINEWEBBER OLYMPUS FUND, a
Massachusetts business trust ("Trust"), and
MITCHELL HUTCHINS ASSET
MANAGEMENT INC. Mitchell Hutchins, a
Delaware corporation registered as an
investment adviser under the Investment
Advisers Act of 1940, as amended Advisers
Act, and as a broker-dealer under the
Securities Exchange Act of 1934, as amended
1934 Act
WHEREAS the Trust is registered under
the Investment Company Act of 1940, as
amended 1940 Act, as an open-end
management investment company, and is
authorized to offer for public sale distinct
series of shares of beneficial interest; and
WHEREAS the Trust desires and
intends to have one or more investment
advisers Sub-Advisers provide investment
advisory and portfolio management services
with respect to the series of shares of
beneficial interest of the Trust designated as
PaineWebber Growth Fund Series and
WHEREAS the Trust desires to retain
Mitchell Hutchins as investment manager and
administrator to furnish certain
administrative and portfolio management
services to the Trust with respect to the
Series, and Mitchell Hutchins is willing to
furnish such services;
NOW, THEREFORE, in consideration of
the premises and mutual covenants herein
contained, it is agreed between the parties
hereto as follows:
1.	Appointment. The Trust hereby
appoints Mitchell Hutchins as investment
manager and administrator of the Trust and
the Series for the period and on the terms set
forth in this Contract.  Mitchell Hutchins
accepts such appointment and agrees to
render the services herein set forth, for the
compensation herein provided.
2. 	Duties as Investment Manager;
Appointment of Sub-Advisers
(a)	Subject to the oversight and direction of
the Trusts Board of Trustees Board, Mitchell Hutchins
will provide to the Trust investment management
evaluation services principally by performing initial
reviews of prospective Sub-Advisers for the Series and
supervising and monitoring performance of the
SubAdvisers thereafter.  Mitchell Hutchins agrees to
report to the Trust the results of its evaluation,
supervision and monitoring functions and to keep certain
books and records of the Trust in connection therewith.
Mitchell Hutchins further agrees to communicate
performance expectations and evaluations to the Sub-
Advisers, and to recommend to the Trust whether
agreements with Sub-Advisers should be renewed,
modified or terminated.
(b)	Mitchell Hutchins is responsible for
informing the Sub-Advisers of the investment
objectives, policies and restrictions of the Series, for
informing or ascertaining that it is aware of other legal
and regulatory responsibilities applicable to the
SubAdviser with respect to the Series, and for
monitoring the Sub-Advisers discharge of their duties;
but Mitchell Hutchins is not responsible for the specific
actions (or inactions) of a Sub-Adviser in the
performance of the duties assigned to it.
(c)	With respect to each Sub-Adviser for the
Series, Mitchell Hutchins shall enter into an agreement
Sub-Advisory Agreement with the Sub-Adviser in
substantially the form previously approved by the Board.
(d)	Mitchell Hutchins shall be
responsible for the fees payable to and shall
pay the Sub-Adviser of the Series the fee as
specified in the Sub-Advisory Agreement
relating thereto.
3.	Duties as Administrator.  Mitchell
Hutchins will administer the affairs of the
Trust and Series subject to the oversight and
direction of the Board and the following
understandings:
(a)	Mitchell Hutchins will supervise
all aspects of the operations of the Trust and
the Series, including oversight of transfer
agency, custodial and accounting services,
except as hereinafter set forth; provided,
however, that nothing herein contained shall
be deemed to relieve or deprive the Board of
its responsibility for and control of the
conduct of the affairs of the Trust and the
Series.
(b) 	Mitchell Hutchins will provide the
Trust and the Series with such corporate,
administrative and clerical personnel
(including officers of the Trust) and services
as are reasonably deemed necessary or
advisable by the Board, including the
maintenance of certain books and records of
the Trust and Series.
(c)	Mitchell Hutchins will arrange,
but not pay, for the periodic preparation,
updating, filing and dissemination (as
applicable) of the TrustRegistration
Statement, proxy material, tax returns and
required reports to shareholders of the Series
and the Securities and Exchange Commission
and other appropriate federal or state
regulatory authorities.
(d) 	Mitchell Hutchins will provide the
Trust and the Series with, or obtain for it,
adequate office space and all necessary office
equipment and services, including telephone
service, heat, utilities, stationery supplies and
similar items.
(e) 	Mitchell Hutchins will provide the
Board on a regular basis with economic and
investment analyses and reports and make
available to the Board upon request any
economic, statistical and investment services
normally available to institutional or other
customers of Mitchell Hutchins.
4.	Further Duties. In all matters
relating to the performance of this Contract,
Mitchell Hutchins will act in conformity with
the Declaration of Trust, By-Laws and the
currently effective registration statement of
the Trust and any amendments or
supplements thereto ("Registration
Statement") and with the instructions and
directions of the Board and will comply with
the requirements of the 1940 Act, the Advisers
Act, and the rules under each, and all other
applicable federal and state laws and
regulations.
5.	Services Not Exclusive. The
services furnished by Mitchell Hutchins
hereunder are not to be deemed exclusive and
Mitchell Hutchins shall be free to furnish
similar services to others so long as its
services under this Contract are not impaired
thereby.  Nothing in this Contract shall limit
or restrict the right of any director, officer or
employee of Mitchell Hutchins, who may also
be a Trustee, officer or employee of the Trust,
to engage in any other business or to devote
his or her time and attention in part to the
management or other aspects of any other
business, whether of a similar nature or a
dissimilar nature.
6. 	Expenses.
(a)	During the term of this Contract,
the Series will bear all expenses, not
specifically assumed by Mitchell Hutchins,
incurred in its operations and the offering of
its shares.
(b) 	Expenses borne by the Series will
include but not be limited to the following:
(i) the cost (including brokerage commissions)
of securities purchased or sold by the Series
and any losses incurred in connection
therewith; (ii) fees payable to and expenses
incurred on behalf of the Series by Mitchell
Hutchins under this Contract; (iii) filing fees
and expenses relating to the registrations and
qualification of the Series shares and the
Trust under federal and/or state securities
laws and maintaining such registration and
qualifications; (iv) fees and salaries payable to
the Trusts Trustees and officers who are not
interested persons of the Trust or Mitchell
Hutchins; (v) all expenses incurred in
connection with the Trustees services,
including travel expenses; (vi) taxes (including
any income or franchise taxes) and
governmental fees; (vii) costs of any liability,
uncollectible items of deposit and other
insurance and fidelity bonds; (viii) any costs,
expenses or losses arising out of a liability of
or claim for damages or other relief asserted
against the Trust or the Series for violation of
any law; (ix) legal, accounting and auditing
expenses, including legal fees of special
counsel for those Trustees of the Trust who
are not interested persons of the Trust;
(x) charges of custodians, transfer agents and
other agents; (xi) costs of preparing share
certificates; (xii) expenses of setting in type
and printing prospectuses and supplements
thereto, statements of additional information
and supplements thereto, reports and proxy
materials for existing shareholders; (xiii) costs
of mailing prospectuses and supplements
thereto, statements of additional information
and supplements thereto, reports and proxy
materials to existing shareholders; (xiv) any
extraordinary expenses (including fees and
disbursements of counsel, costs of actions,
suits or proceedings to which the Trust is a
party and the expenses the Trust may incur
as a result of its legal obligation to provide
indemnification to its officers, Trustees,
agents and shareholders) incurred by the
Trust or the Series; (xv) fees, voluntary
assessments and other expenses incurred in
connection with membership in investment
company organizations; (xvi) costs of mailing
and tabulating proxies and costs of meetings
of shareholders, the Board and any
committees thereof; (xvii) the cost of
investment company literature and other
publications provided by the Trust to its
Trustees and officers; (xviii) costs of mailing,
stationery and communications equipment;
(xix) expenses incident to any dividend,
withdrawal or redemption options;
(xx) charges and expenses of any outside
pricing service used to value portfolio
securities; (xxi) interest on borrowings of the
Trust; and (xxii) fees or expenses related to
license agreements with respect to securities
indices.
(c) 	The Trust or the Series may pay
directly any expenses incurred by it in its
normal operations and, if any such payment
is consented to by Mitchell Hutchins and
acknowledged as otherwise payable by
Mitchell Hutchins pursuant to this Contract,
the Series may reduce the fee payable to
Mitchell Hutchins pursuant to Paragraph 7
thereof by such amount. To the extent that
such deductions exceed the fee payable to
Mitchell Hutchins on any monthly payment
date, such excess shall be carried forward and
deducted in the same manner from the fee
payable on succeeding monthly payment
dates.
(d) 	Mitchell Hutchins will assume the
cost of any compensation for services provided
to the Trust received by the officers of the
Trust and by those Trustees who are
interested persons of the Trust.
(e) 	The payment or assumption by
Mitchell Hutchins of any expenses of the
Trust or the Series that Mitchell Hutchins is
not required by this Contract to pay or
assume shall not obligate Mitchell Hutchins to
pay or assume the same or any similar
expense of the Trust or the Series on any
subsequent occasion.
7. 	Compensation.
(a)	 For the services provided and the
expenses assumed pursuant to this Contract,
with respect to the Series, the Trust will pay
to Mitchell Hutchins a fee, computed daily
and paid monthly, at an annual rate of 0.75%,
expressed as a percentage of average daily net
assets of the Series.
(b)	The fee shall be computed daily
and paid monthly to Mitchell Hutchins on or
before the first business day of the next
succeeding calendar month.
(c)	If this Contract becomes effective
or terminates before the end of any month,
the fee for the period from the effective day to
the end of the month or from the beginning of
such month to the date of termination, as the
case may be, shall be prorated according to
the proportion which such period bears to the
full month in which such effectiveness or
termination occurs.
8.	Limitation of Liability of Mitchell
Hutchins.  Mitchell Hutchins and its officers,
directors, employees and delegates, including
any Sub-Adviser to the Series, shall not be
liable for any error of judgment or mistake of
law or for any loss suffered by the Trust, the
Series or any of its shareholders, in
connection with the matters to which this
Contract relates, except to the extent that
such a loss results from willful misfeasance,
bad faith or gross negligence on its part in the
performance of its duties or from reckless
disregard by it of its obligations and duties
under this Contract.  Any person, even
though also an officer, director, employee, or
agent of Mitchell Hutchins, who may be or
become an officer, Trustee, employee or agent
of the Trust shall be deemed, when rendering
services to the Series or the Trust or acting
with respect to any business of the Series or
the Trust, to be rendering such service to or
acting solely for the Series or the Trust and
not as an officer, director, employee, or agent
or one under the control or direction of
Mitchell Hutchins even though paid by it.
9.	Limitation of Liability of the Trustees
and Shareholders of the Trust.  The Trustees of the Trust
and the shareholders of the Series shall not be liable for
any obligations of the Series or the Trust under this
Agreement and Mitchell Hutchins agrees that, in
asserting any rights or claims under this Agreement, it
shall look only to the assets and property of the Trust in
settlement of such right or claim, and not to such
Trustees or shareholders.
10. 	Duration and Termination.
(a)	This Contract shall become effective for
the Series upon the day and year first written above,
provided that this Contract has been approved for the
Series by a vote of a majority of those Trustees of the
Trust who are not parties to this Contract or interested
persons of any such party cast at a meeting called for the
purpose of voting on such approval and in which the
Trustees may participate by any means of
communication that allows all Trustees participating to
hear each other simultaneously during the meeting.
(b)	Unless sooner terminated as provided
herein, this Contract shall continue in effect for the
Series for a period of 150 days after the day and year
first above written.
(c)	Notwithstanding the foregoing,
with respect to the Series, this Contract may
be terminated at any time, without the
payment of any penalty, by vote of the Board
or by a vote of a majority of the outstanding
voting securities of the Series on ten days
written notice to Mitchell Hutchins and may
be terminated by Mitchell Hutchins at any
time, without the payment of any penalty, on
sixty days written notice to the Trust.
Termination of this Contract with respect to
the Series shall in no way affect the continued
validity of this Contract.
11.	Amendment of this Contract.  No
provision of this Contract may be changed,
waived, discharged or terminated orally, but
only by an instrument in writing signed by the
party against which enforcement of the
change, waiver, discharge or termination is
sought, and no amendment of this contract as
to the Series shall be effective until approved
by vote of the Independent Trustees or a
majority of the Series utstanding voting
securities.
12.	Governing Law.  This Contract
shall be construed in accordance with the
laws of the State of New York, without giving
effect to the conflicts of laws principles
thereof, and in accordance with the 1940 Act,
provided, however, that section 9 above will be
construed in accordance with the laws of the
Commonwealth of Massachusetts.  To the
extent that the applicable laws of the State of
New York or the Commonwealth of
Massachusetts conflict with the applicable
provisions of the 1940 Act, the latter shall
control.
13.	Miscellaneous.  The captions in
this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "national securities exchange," "net assets," "prospectus," "sale," "sell" and
"security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this contract is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.
IN WITNESS WHEREOF, the parties
hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.


PAINEWEBBER OLYMPUS FUND
Attest:  /s/ Cristina Paradiso
	Assistant Secretary
By  /s/ Dianne E. ODonnell
Name:  Dianne E. ODonnell
Title:  Vice President and Secretary

MITCHELL HUTCHINS ASSET
MANAGEMENT INC.
Attest:  /s/ Keith A. Weller
	First Vice President and
	Associate General Counsel
By  /s/ Amy R. Doberman
Name:  Amy R. Doberman
Title:  Senior Vice President and
           General Counsel



INTERIM SUB-ADVISORY
CONTRACT		77Q-1
Exhibit
	Agreement made as of October 10, 2000
("Contract") between MITCHELL HUTCHINS
ASSET MANAGEMENT INC., a Delaware
corporation ("Mitchell Hutchins"), and STATE
STREET GLOBAL ADVISORS, a division of
STATE STREET BANK AND TRUST COMPANY,
a Massachusetts Trust company ("Sub-
Adviser").
	RECITALS
	(1)	Mitchell Hutchins has entered into
an Interim Investment Management and
Administration Agreement, dated October 10,
2000 ("Management Agreement"), with
PaineWebber Olympus Fund ("Trust"), an
open-end management investment company
registered under the Investment Company Act
of 1940, as amended ("1940 Act"), with respect
to the series of the Trust designated as
PaineWebber Growth Fund ("Series");
	(2)	Mitchell Hutchins wishes to retain
the Sub-Adviser to furnish certain investment
advisory services to Mitchell Hutchins and the
Series; and
	(3)	The Sub-Adviser is willing to
furnish such services;
	NOW, THEREFORE, in consideration of
the premises and mutual covenants herein
contained, Mitchell Hutchins and the Sub-
Adviser agree as follows:
	1.	Appointment.  Mitchell Hutchins
hereby appoints the Sub-Adviser as an
investment sub-adviser with respect to the
Series for the period and on the terms set forth
in this Contract.  The Sub-Adviser accepts that
appointment and agrees to render the services
herein set forth, for the compensation herein
provided.
	2.	Duties as Sub-Adviser.
	(a)	Subject to the supervision and
direction of the Trusts Board of Trustees
("Board") and review by Mitchell Hutchins, and
any written guidelines adopted by the Board or
Mitchell Hutchins, the Sub-Adviser will provide
a continuous investment program for all or a
designated portion of the assets ("Segment") of
the Series, including investment research and
discretionary management with respect to all
securities and investments and cash
equivalents in the Series or Segment.  The
Sub-Adviser will determine from time to time
what investments will be purchased, retained
or sold by the Series or Segment.  The Sub-
Adviser will be responsible for placing
purchase and sell orders for investments and
for other related transactions for the Series or
Segment.  The Sub-Adviser will be responsible
for voting proxies of issuers of securities held
by the Series or Segment.  The Sub-Adviser
understands that the Series assets need to be
managed so as to permit it to qualify or to
continue to qualify as a regulated investment
company under Subchapter M of the Internal
Revenue Code, as amended ("Code").  The
Sub-Adviser will provide services under this
Contract in accordance with the Series
investment objective, policies and restrictions
as stated in the Trusts currently effective
registration statement under the 1940 Act, and
any amendments or supplements thereto
("Registration Statement").
	(b)	The Sub-Adviser agrees that, in
placing orders with brokers, it will obtain the
best net result in terms of price and execution;
provided that, on behalf of the Series, the Sub-
Adviser may, in its discretion, use brokers that
provide the Sub-Adviser with research,
analysis, advice and similar services to execute
portfolio transactions on behalf of the Series or
Segment, and the Sub-Adviser may pay to
those brokers in return for brokerage and
research services a higher commission than
may be charged by other brokers, subject to
the Sub-Advisers determining in good faith
that such commission is reasonable in terms
either of the particular transaction or of the
overall responsibility of the Sub-Adviser to the
Series and its other clients and that the total
commissions paid by the Series or Segment
will be reasonable in relation to the benefits to
the Series over the long term.  In no instance
will portfolio securities be purchased from or
sold to Mitchell Hutchins or the Sub-Adviser,
or any affiliated person thereof, except in
accordance with the federal securities laws and
the rules and regulations thereunder.  The
Sub-Adviser may aggregate sales and purchase
orders with respect to the assets of the Series
or Segment with similar orders being made
simultaneously for other accounts advised by
the Sub-Adviser or its affiliates.  Whenever the
Sub-Adviser simultaneously places orders to
purchase or sell the same security on behalf of
the Series and one or more other accounts
advised by the Sub-Adviser, the orders will be
allocated as to price and amount among all
such accounts in a manner believed to be
equitable over time to each account.  Mitchell
Hutchins recognizes that in some cases this
procedure may adversely affect the results
obtained for the Series or Segment.
	(c)	The Sub-Adviser will maintain all
books and records required to be maintained
pursuant to the 1940 Act and the rules and
regulations promulgated thereunder with
respect to transactions by the Sub-Adviser on
behalf of the Series or Segment, and will
furnish the Board and Mitchell Hutchins with
such periodic and special reports as the Board
or Mitchell Hutchins reasonably may request.
In compliance with the requirements of Rule
31a-3 under the 1940 Act, the Sub-Adviser
hereby agrees that all records that it maintains
for the Series are the property of the Trust,
agrees to preserve for the periods prescribed by
Rule 31a-2 under the 1940 Act any records
that it maintains for the Trust and that are
required to be maintained by Rule 31a-1 under
the 1940 Act, and further agrees to surrender
promptly to the Trust any records that it
maintains for the Series upon request by the
Trust.
	(d)	At such times as shall be
reasonably requested by the Board or Mitchell
Hutchins, the Sub-Adviser will provide the
Board and Mitchell Hutchins with economic
and investment analyses and reports as well as
quarterly reports setting forth the performance
of the Series or Segment and make available to
the Board and Mitchell Hutchins any
economic, statistical and investment services
that the Sub-Adviser normally makes available
to its institutional or other customers.
	(e)	In accordance with procedures
adopted by the Board, as amended from time
to time, the Sub-Adviser is responsible for
assisting in the fair valuation of all portfolio
securities in the Series or Segment and will use
its reasonable efforts to arrange for the
provision of a price from one or more parties
independent of the Sub-Adviser for each
portfolio security for which the custodian does
not obtain prices in the ordinary course of
business from an automated pricing service.
	3.	Further Duties.  In all matters
relating to the performance of this Contract,
the Sub-Adviser will seek to act in conformity
with the Trusts Declaration of Trust, By-Laws
and Registration Statement and with the
written instructions and written directions of
the Board and Mitchell Hutchins; and will
comply with the requirements of the 1940 Act
and, to the extent applicable, the Investment
Advisers Act of 1940, as amended ("Advisers
Act") and the rules under each, Subchapter M
of the Internal Revenue Code ("Code"), as
applicable to regulated investment companies;
and all other federal and state laws and
regulations applicable to the Trust and the
Series.  Mitchell Hutchins agrees to provide to
the Sub-Adviser copies of the Trusts
Declaration of Trust, By-Laws, Registration
Statement, written instructions and directions
of the Board and Mitchell Hutchins, and any
amendments or supplements to any of these
materials as soon as practicable after such
materials become available; and further agrees
to identify to the Sub-Adviser in writing any
broker-dealers that are affiliated with Mitchell
Hutchins (other than PaineWebber
Incorporated and Mitchell Hutchins itself).
	4.	Expenses.  During the term of this
Contract, the Sub-Adviser will bear all
expenses incurred by it in connection with its
services under this Contract.  The Sub-Adviser
shall not be responsible for any expenses
incurred by the Trust, the Series or Mitchell
Hutchins.
	5.	Compensation.
(a)	For the services provided and the
expenses assumed by the Sub-Adviser pursuant to this
Contract, Mitchell Hutchins, not the Series, will pay to
the Sub-Adviser a sub-advisory fee, computed daily and
paid monthly, at an annual rate of 0.15% of the average
daily net assets of the Series or Segment (computed in
the manner specified in the Management Agreement)
and will provide the Sub-Adviser with a schedule
showing the manner in which the fee was computed.  If
the Sub-Adviser is managing a Segment, its fees will be
based on the value of assets of the Series within the Sub-
Advisers Segment.
(b)	The fee shall be accrued daily and payable
monthly to the Sub-Adviser on or before the last business
day of the next succeeding calendar month.
	(c)	If this Contract becomes effective
or terminates before the end of any month, the
fee for the period from the effective date to the
end of the month or from the beginning of such
month to the date of termination, as the case
may be, shall be pro-rated according to the
proportion that such period bears to the full
month in which such effectiveness or
termination occurs.
	6.	Limitation of Liability.
	(a)	The Sub-Adviser shall not be liable
for any error of judgment or mistake of law or
for any loss suffered by the Series, the Trust,
its shareholders or by Mitchell Hutchins in
connection with the matters to which this
Contract relates, except a loss resulting from
willful misfeasance, bad faith or gross
negligence on its part in the performance of its
duties or from reckless disregard by it of its
obligations and duties under this Contract.
	(b)	In no event will the Sub-Adviser
have any responsibilities for any other series of
the Trust, for any portion of the Series
investments not managed by the Sub-Adviser
or for the acts or omissions of any other sub-
adviser to the Trust or Series.
		In particular, in the event the Sub-
Adviser shall manage only a portion of the
Seriesinvestments, the Sub-Adviser shall have
no responsibility for the Seriesbeing in
violation of any applicable law or regulation or
investment policy or restriction applicable to
the Series as a whole or for the Seriesfailing to
qualify as a regulated investment company
under the Code, if the securities and other
holdings of the Segment managed by the Sub-
Adviser are such that such Segment would not
be in such violation or fail to so qualify if such
segment were deemed a separate series of the
Trust or a separate "regulated investment
company" under the Code.
		Nothing in this section shall be
deemed a limitation or waiver of any obligation
or duty that may not by law be limited or
waived.
	7.	Representations of Sub-Adviser.
The Sub-Adviser represents, warrants and
agrees as follows:
	(a)	The Sub-Adviser (i) is not required
to be registered as an investment adviser
under the Advisers Act; (ii) is not prohibited by
the 1940 Act or the Advisers Act from
performing the services contemplated by this
Contract; (iii) has met and will seek to continue
to meet for so long as this Contract remains in
effect, any other applicable federal or state
requirements, or the applicable requirements
of any regulatory or industry self-regulatory
agency necessary to be met in order to perform
the services contemplated by this Contract;
(iv) has the authority to enter into and perform
the services contemplated by this Contract;
and (v) will promptly notify Mitchell Hutchins
of the occurrence of any event that would
disqualify the Sub-Adviser from serving as an
investment adviser of an investment company
pursuant to Section 9(a) of the 1940 Act or
otherwise.
	(b)	The Sub-Adviser has adopted a
written code of ethics and appropriate
procedures complying with the requirements of
Rule 17j-1 under the 1940 Act and will provide
Mitchell Hutchins and the Board with a copy of
such code of ethics, together with evidence of
its adoption.  Within fifteen days of the end of
the last calendar quarter of each year that this
Contract is in effect, the president or a vice
president of the Sub-Adviser shall certify to
Mitchell Hutchins that the Sub-Adviser has
complied with the requirements of Rule 17j-1
during the previous year and that there has
been no material violation of the Sub-Advisers
code of ethics or, if such a violation has
occurred, that appropriate action was taken in
response to such violation.  Upon the written
request of Mitchell Hutchins, the Sub-Adviser
shall permit Mitchell Hutchins, its employees
or its agents to examine the reports required to
be made by the Sub-Adviser pursuant to Rule
17j-1 and all other records relevant to the Sub-
Advisers code of ethics.
	(c)	The Sub-Adviser will notify
Mitchell Hutchins of any change of control of
the Sub-Adviser, including any change of its
general partners or 25% shareholders or 25%
limited partners, as applicable, and any
changes in the key personnel who are either
the portfolio manager(s) of the Series or senior
management of the Sub-Adviser, in each case
prior to, or promptly after, such change.
	(d)	The Sub-Adviser agrees that
neither it, nor any of its affiliates, will in any
way refer directly or indirectly to its
relationship with the Series, the Trust, Mitchell
Hutchins or any of their respective affiliates in
offering, marketing or other promotional
materials without the prior express written
consent of Mitchell Hutchins.
8.  	Services Not Exclusive.  The
services furnished by the Sub-Adviser
hereunder are not to be deemed exclusive and
the Sub-Adviser shall be free to furnish similar
services to others so long as its services under
this Contract are not impaired thereby or
unless otherwise agreed to by the parties
hereunder in writing.  Nothing in this Contract
shall limit or restrict the right of any trustee,
director, officer or employee of the Sub-Adviser,
who may also be a Trustee, officer or employee
of the Trust, to engage in any other business or
to devote his or her time and attention in part
to the management or other aspects of any
other business, whether of a similar nature or
a dissimilar nature.
	9.	Duration and Termination.
(a)	This Contract shall become effective
upon the day and year first written above, provided that
this Contract has been approved for the Series by a vote
of a majority of those Trustees of the Trust who are not
parties to this Contract or interested persons of any such
party Independent Trustees cast at a meeting called
for the purpose of voting on such approval and in which
the Trustees may participate by any means of
communication that allows all Trustees participating to
hear each other simultaneously during the meeting.
(b)	Unless sooner terminated as provided
herein, this Contract shall continue in effect for a period
of 150 days after the day and year first above written.
	(c)	Notwithstanding the foregoing,
with respect to the Series, this Contract may
be terminated at any time, without the
payment of any penalty, by vote of the Board
or by a vote of a majority of the outstanding
voting securities of the Series on ten days
written notice to the Sub-Adviser and may be
terminated by the Sub-Adviser at any time,
without the payment of any penalty, on sixty
days written notice to Mitchell Hutchins.  The
Contract may also be terminated, without
payment of penalty, by Mitchell Hutchins (i)
upon material breach by the Sub-Adviser of
any of the representations and warranties set
forth in Paragraph 7 of this Contract, if such
breach shall not have been cured within a 20
day period after notice of such breach or (ii) if,
in the reasonable judgment of Mitchell
Hutchins, the Sub-Adviser becomes unable to
discharge its duties and obligations under this
Contract, including circumstances such as
financial insolvency of the Sub-Adviser or
other circumstances that could adversely
affect the Series.
	10.	Amendment of this Contract.  No
provision of this Contract may be changed,
waived, discharged or terminated orally, but
only by an instrument in writing signed by the
party against whom enforcement of the
change, waiver, discharge or termination is
sought.  No amendment of this Contract as to
the Series shall be effective until approved by
vote of the Independent Trustees or a majority
of the Seriesoutstanding voting securities.
	11.	Governing Law.  This Contract
shall be construed in accordance with the
1940 Act and the laws of the State of New
York, without giving effect to the conflicts of
laws principles thereof. To the extent that the
applicable laws of the State of New York
conflict with the applicable provisions of the
1940 Act, the latter shall control.
	12.	Miscellaneous.  The captions in
this Contract are included for convenience of
reference only and in no way define or delimit
any of the provisions hereof or otherwise affect
their construction or effect.  If any provision of
this Contract shall be held or made invalid by a
court decision, statute, rule or otherwise, the
remainder of this Contract shall not be affected
thereby.  This Contract shall be binding upon
and shall inure to the benefit of the parties
hereto and their respective successors.  As
used in this Contract, the terms "majority of
the outstanding voting securities," "affiliated
person," "interested person," "assignment,"
"broker," "investment adviser," "net assets,"
"sale," "sell" and "security" shall have the same
meaning as such terms have in the 1940 Act,
subject to such exemption as may be granted
by the SEC by any rule, regulation or order.
Where the effect of a requirement of the federal
securities laws reflected in any provision of this
Contract is made less restrictive by a rule,
regulation or order of the SEC, whether of
special or general application, such provision
shall be deemed to incorporate the effect of
such rule, regulation or order.  This Contract
may be signed in counterpart.
	13.	Notices.  Any notice herein
required is to be in writing and is deemed to have been given to the Sub-Adviser or Mitchell
Hutchins upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Mitchell Hutchins will be sent to the attention of Dianne E. ODonnell, Deputy
General Counsel. All notices provided to the Sub-Adviser will be sent to the attention of the Compliance Officer.
	IN WITNESS WHEREOF, the parties
hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.




Attest:

MITCHELL HUTCHINS ASSET
MANAGEMENT INC.
51 West 52nd Street
New York, New York  10019-6114
By:	/s/ Keith A. Weller
	Name:  Keith A. Weller
	Title:  First Vice President
By:	/s/ Dianne E. Oonnell
	Name:  Dianne E. ODonnell
	Title:  Deputy General Counsel





Attest:

STATE STREET BANK AND TRUST
COMPANY, on behalf of its division,
STATE STREET GLOBAL ADVISORS
Two International Place
Boston, Massachusetts  02110

By:	/s/ Gregory J. Mulready
	Name:  Gregory J. Mulready
	Title:     Principal
By:	/s/ John R. Serhant
	Name: John R. Serhant
	Title:   Executive Vice President


INTERIM SUB-ADVISORY
CONTRACT		77Q-1
Exhibit
	Agreement made as of October 10, 2000
("Contract") between MITCHELL HUTCHINS
ASSET MANAGEMENT INC., a Delaware
corporation ("Mitchell Hutchins"), and
ALLIANCE CAPITAL MANAGEMENT L.P., a
Delaware limited partnership ("Sub-Adviser").
	RECITALS
	(1)	Mitchell Hutchins has entered into
an Interim Investment Management and
Administration Agreement, dated October 10,
2000 ("Management Agreement"), with
PaineWebber Olympus Fund ("Trust"), an
open-end management investment company
registered under the Investment Company Act
of 1940, as amended ("1940 Act"), with respect
to the series of the Trust designated as
PaineWebber Growth Fund ("Series");
	(2)	Mitchell Hutchins wishes to retain
the Sub-Adviser to furnish certain investment
advisory services to Mitchell Hutchins and the
Series; and
	(3)	The Sub-Adviser is willing to
furnish such services;
	NOW, THEREFORE, in consideration of
the premises and mutual covenants herein
contained, Mitchell Hutchins and the Sub-
Adviser agree as follows:
	1.	Appointment.  Mitchell Hutchins
hereby appoints the Sub-Adviser as an
investment sub-adviser with respect to the
Series for the period and on the terms set forth
in this Contract.  The Sub-Adviser accepts that
appointment and agrees to render the services
herein set forth, for the compensation herein
provided.
	2.	Duties as Sub-Adviser.
	(a)	Subject to the supervision and
direction of the Trusts Board of Trustees
("Board") and review by Mitchell Hutchins, and
any written guidelines adopted by the Board or
Mitchell Hutchins, the Sub-Adviser will provide
a continuous investment program for all or a
designated portion of the assets ("Segment") of
the Series, including investment research and
discretionary management with respect to all
securities and investments and cash
equivalents in the Series or Segment.  The
Sub-Adviser will determine from time to time
what investments will be purchased, retained
or sold by the Series or Segment.  The Sub-
Adviser will be responsible for placing
purchase and sell orders for investments and
for other related transactions for the Series or
Segment.  The Sub-Adviser will be responsible
for voting proxies of issuers of securities held
by the Series or Segment.  The Sub-Adviser
understands that the Series assets need to be
managed so as to permit it to qualify or to
continue to qualify as a regulated investment
company under Subchapter M of the Internal
Revenue Code, as amended ("Code").  The
Sub-Adviser will provide services under this
Contract in accordance with the Series
investment objective, policies and restrictions
as stated in the Trusts currently effective
registration statement under the 1940 Act, and
any amendments or supplements thereto
("Registration Statement").
	(b)	The Sub-Adviser agrees that, in
placing orders with brokers, it will obtain the best net result in terms of price and execution;
provided that, on behalf of the Series, the Sub-
Adviser may, in its discretion, use brokers that provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Series or Segment, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Advisers determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Series and its other clients and that the total commissions paid by the Series or Segment will be reasonable in relation to the benefits to the Series over the long term. In no instance will portfolio securities be purchased from or sold to Mitchell Hutchins or the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The
Sub-Adviser may aggregate sales and purchase orders with respect to the assets of the Series or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Series and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. Mitchell
Hutchins recognizes that in some cases this procedure may adversely affect the results obtained for the Series or Segment.
Subject to the Sub-Advisers obligations
to seek best execution, Mitchell Hutchins agrees that the Sub-Adviser, in its sole discretion, may place transactions on behalf of the Series and the Trust with Sanford C. Bernstein & Co., LLC ("SCB LLC"), an affiliate of the Sub-Adviser, or any other broker-dealer deemed to be an affiliate of the Sub-Adviser (together with SCB LLC, the "Affiliated Broker-Dealers") so long as such transactions are effected in conformity with the requirements (including any applicable exemptions and administrative interpretations set forth in Part II of the Sub-Advisers Form ADV Registration Statement on file with the Securities and Exchange Commission ("Form
ADV")) of Section 11(a)(1)(H) of the Securities
Exchange Act of 1934. In all such dealings, the Affiliated Broker-Dealers shall be authorized and entitled to retain any commissions, remuneration or profits which may be made in such transactions and shall not be liable to account for the same to Mitchell
Hutchins, the Series or the Trust.

Mitchell Hutchins further authorizes the
Sub-Adviser and its Affiliated Broker-Dealers to execute agency cross transactions (the "Cross Transactions") on behalf of the Series and the Trust. Cross Transactions are transactions which may be effected by the Affiliated
Broker-Dealers acting for both the Series or the Trust and the counterparty to the transaction. Cross
Transactions enable the Sub-Adviser to purchase or sell a block of securities for the Series or the Trust at a set price and possibly avoid an unfavorable price movement that may be created through entrance into the market with such purchase or sale order. As such, the Sub-
Adviser believes that Cross Transactions can provide meaningful benefits for the Series and the Trust and its clients generally. Mitchell Hutchins, the Series and the Trust should be aware, however, that in a Cross
Transaction an Affiliated Broker-Dealer will be receiving commissions from both sides of the trade and, therefore, there is a potentially conflicting division of loyalties and responsibilities.


	(c)	The Sub-Adviser will maintain all
books and records required to be maintained
pursuant to Rule 31a-1(b)(ii)(3), (5), (6), (7), (9)
and (10) under the 1940 Act and the rules and
regulations promulgated thereunder with
respect to transactions by the Sub-Adviser on
behalf of the Series or Segment, and will
furnish the Board and Mitchell Hutchins with
such periodic and special reports as the Board
or Mitchell Hutchins reasonably may request.
In compliance with the requirements of Rule
31a-3 under the 1940 Act, the Sub-Adviser
hereby agrees that all records that it maintains
for the Series are the property of the Trust,
agrees to preserve for the periods prescribed by
Rule 31a-2 under the 1940 Act any records
that it maintains for the Trust and that are
required to be maintained by Rule 31a-1 under
the 1940 Act, and further agrees to surrender
promptly to the Trust any records that it
maintains for the Series upon request by the
Trust.
	(d)	At such times as shall be
reasonably requested by the Board or Mitchell
Hutchins, the Sub-Adviser will provide the
Board and Mitchell Hutchins with economic
and investment analyses and reports as well as
quarterly reports setting forth the performance
of the Series or Segment and make available to
the Board and Mitchell Hutchins any
economic, statistical and investment services
that the Sub-Adviser normally makes available
to its institutional or other customers.
	(e)	In accordance with procedures
adopted by the Board, as amended from time
to time, the Sub-Adviser is responsible for
assisting in the fair valuation of all portfolio
securities in the Series or Segment and will use
its reasonable efforts to arrange for the
provision of a price from one or more parties
independent of the Sub-Adviser for each
portfolio security for which the custodian does
not obtain prices in the ordinary course of
business from an automated pricing service.
	3.	Further Duties.  In all matters
relating to the performance of this Contract,
the Sub-Adviser will act in conformity with the
Trusts Trust Instrument, By-Laws and
Registration Statement and with the written
instructions and written directions of the
Board and Mitchell Hutchins; and will comply
with the requirements of the 1940 Act and the
Investment Advisers Act of 1940, as amended
("Advisers Act") and the rules under each,
Subchapter M of the Internal Revenue Code
("Code"), as applicable to regulated investment
companies; and all other federal and state laws
and regulations applicable to the Trust and the
Series.  Mitchell Hutchins agrees to provide to
the Sub-Adviser copies of the Trusts Trust
Instrument, By-Laws, Registration Statement,
written instructions and directions of the
Board and Mitchell Hutchins, and any
amendments or supplements to any of these
materials as soon as practicable after such
materials become available; and further agrees
to identify to the Sub-Adviser in writing any
broker-dealers that are affiliated with Mitchell
Hutchins (other than PaineWebber
Incorporated and Mitchell Hutchins itself).
	4.	Expenses.  During the term of this
Contract, the Sub-Adviser will bear all
expenses incurred by it in connection with its
services under this Contract.  The Sub-Adviser
shall not be responsible for any expenses
incurred by the Trust, the Series or Mitchell
Hutchins.
	5.	Compensation.
(a)	For the services provided and the
expenses assumed by the Sub-Adviser pursuant to this
Contract, Mitchell Hutchins, not the Series, will pay to
the Sub-Adviser a sub-advisory fee, computed daily and
paid monthly, at an annual rate of 0.30% of the average
daily net assets of the Series or Segment (computed in
the manner specified in the Management Agreement)
and will provide the Sub-Adviser with a schedule
showing the manner in which the fee was computed.  If
the Sub-Adviser is managing a Segment, its fees will be
based on the value of assets of the Series within the Sub-
Advisers Segment.
(b)	The fee shall be accrued daily and payable
monthly to the Sub-Adviser on or before the last business
day of the next succeeding calendar month.
	(c)	If this Contract becomes effective
or terminates before the end of any month, the
fee for the period from the effective date to the
end of the month or from the beginning of such
month to the date of termination, as the case
may be, shall be pro-rated according to the
proportion that such period bears to the full
month in which such effectiveness or
termination occurs.
	6.	Limitation of Liability.
	(a)	The Sub-Adviser shall not be liable
for any error of judgment or mistake of law or
for any loss suffered by the Series, the Trust,
its shareholders or by Mitchell Hutchins in
connection with the matters to which this
Contract relates, except a loss resulting from
willful misfeasance, bad faith or gross
negligence on its part in the performance of its
duties or from reckless disregard by it of its
obligations and duties under this Contract.
	(b)	In no event will the Sub-Adviser
have any responsibilities for any other series of
the Trust, for any portion of the Series
investments not managed by the Sub-Adviser
or for the acts or omissions of any other sub-
adviser to the Trust or Series.
		In particular, in the event the Sub-
Adviser shall manage only a portion of the
Series investments, the Sub-Adviser shall have
no responsibility for the Series being in
violation of any applicable law or regulation or
investment policy or restriction applicable to
the Series as a whole or for the Series failing to
qualify as a regulated investment company
under the Code, if the securities and other
holdings of the Segment managed by the Sub-
Adviser are such that such Segment would not
be in such violation or fail to so qualify if such
segment were deemed a separate series of the
Trust or a separate "regulated investment
company" under the Code.
		Nothing in this section shall be
deemed a limitation or waiver of any obligation
or duty that may not by law be limited or
waived.
	7.	Representations of Sub-Adviser.
The Sub-Adviser represents, warrants and
agrees as follows:
	(a)	The Sub-Adviser (i) is registered as
an investment adviser under the Advisers Act
and will continue to be so registered for so long
as this Contract remains in effect; (ii) is not
prohibited by the 1940 Act or the Advisers Act
from performing the services contemplated by
this Contract; (iii) has met and will seek to
continue to meet for so long as this Contract
remains in effect, any other applicable federal
or state requirements, or the applicable
requirements of any regulatory or industry self-
regulatory agency necessary to be met in order
to perform the services contemplated by this
Contract; (iv) has the authority to enter into
and perform the services contemplated by this
Contract; and (v) will promptly notify Mitchell
Hutchins of the occurrence of any event that
would disqualify the Sub-Adviser from serving
as an investment adviser of an investment
company pursuant to Section 9(a) of the 1940
Act or otherwise.
	(b)	The Sub-Adviser has adopted a
written code of ethics and appropriate
procedures complying with the requirements of
Rule 17j-1 under the 1940 Act and will provide
Mitchell Hutchins and the Board with a copy of
such code of ethics, together with evidence of
its adoption.  Within fifteen days of the end of
the last calendar quarter of each year that this
Contract is in effect, a duly authorized officer of
the Sub-Adviser shall certify to Mitchell
Hutchins that the Sub-Adviser has complied
with the requirements of Rule 17j-1 during the
previous year and that there has been no
material violation of the Sub-Advisers code of
ethics or, if such a violation has occurred, that
appropriate action was taken in response to
such violation.  Upon the written request of
Mitchell Hutchins, the Sub-Adviser shall
permit Mitchell Hutchins, its employees or its
agents to examine the reports required to be
made by the Sub-Adviser pursuant to Rule 17j-
1 and all other records relevant to the Sub-
Advisers code of ethics.
	(c)	The Sub-Adviser has provided
Mitchell Hutchins with a copy of its Form ADV,
as most recently filed with the Securities and
Exchange Commission ("SEC") and promptly
will furnish a copy of all amendments to
Mitchell Hutchins at least annually.
	(d)	The Sub-Adviser will notify
Mitchell Hutchins of any change of control of
the Sub-Adviser, including any change of its
general partners or 25% shareholders or 25%
limited partners, as applicable, and any
changes in the key personnel who are either
the portfolio manager(s) of the Series or senior
management of the Sub-Adviser, in each case
prior to, or promptly after, such change.
	(e)	Mitchell Hutchins and the Sub-
Adviser agree that neither of them, nor any of
their affiliates, will in any way refer directly or
indirectly to their relationship with one another
or any of their respective affiliates in offering,
marketing or other promotional materials
without the prior express written consent of
the other, which consent will be promptly
provided and not unreasonably withheld.
9.  	Services Not Exclusive.  The
services furnished by the Sub-Adviser
hereunder are not to be deemed exclusive and
the Sub-Adviser shall be free to furnish similar
services to others so long as its services under
this Contract are not impaired thereby or
unless otherwise agreed to by the parties
hereunder in writing.  Nothing in this Contract
shall limit or restrict the right of any trustee,
director, officer or employee of the Sub-Adviser,
who may also be a Trustee, officer or employee
of the Trust, to engage in any other business or
to devote his or her time and attention in part
to the management or other aspects of any
other business, whether of a similar nature or
a dissimilar nature.
	9.	Duration and Termination.
(a)	This Contract shall become effective
upon the day and year first written above, provided that
this Contract has been approved for the Series by a vote
of a majority of those Trustees of the Trust who are not
parties to this Contract or interested persons of any such
party ("Independent Trustees") cast at a meeting called
for the purpose of voting on such approval and in which
the Trustees may participate by any means of
communication that allows all Trustees participating to
hear each other simultaneously during the meeting.
(b)	Unless sooner terminated as provided
herein, this Contract shall continue in effect for a period
of 150 days after the day and year first above written.
	(c)	Notwithstanding the foregoing,
with respect to the Series, this Contract may
be terminated at any time, without the
payment of any penalty, by vote of the Board
or by a vote of a majority of the outstanding
voting securities of the Series on ten days
written notice to the Sub-Adviser and may be
terminated by the Sub-Adviser at any time,
without the payment of any penalty, on sixty
days written notice to Mitchell Hutchins.  The
Contract may also be terminated, without
payment of penalty, by Mitchell Hutchins (i)
upon material breach by the Sub-Adviser of
any of the representations and warranties set
forth in Paragraph 7 of this Contract, if such
breach shall not have been cured within a 20
day period after notice of such breach or (ii) if,
in the reasonable judgment of Mitchell
Hutchins, the Sub-Adviser becomes unable to
discharge its duties and obligations under this
Contract, including circumstances such as
financial insolvency of the Sub-Adviser or
other circumstances that could adversely
affect the Series.
	10.	Amendment of this Contract.  No
provision of this Contract may be changed,
waived, discharged or terminated orally, but
only by an instrument in writing signed by the
party against whom enforcement of the
change, waiver, discharge or termination is
sought.  No amendment of this Contract as to
the Series shall be effective until approved by
vote of the Independent Trustees or a majority
of the Series outstanding voting securities.
	11.	Governing Law.  This Contract
shall be construed in accordance with the
1940 Act and the laws of the State of New
York, without giving effect to the conflicts of
laws principles thereof. To the extent that the
applicable laws of the State of New York
conflict with the applicable provisions of the
1940 Act, the latter shall control.
	12.	Miscellaneous.  The captions in
this Contract are included for convenience of
reference only and in no way define or delimit
any of the provisions hereof or otherwise affect
their construction or effect.  If any provision of
this Contract shall be held or made invalid by a
court decision, statute, rule or otherwise, the
remainder of this Contract shall not be affected
thereby.  This Contract shall be binding upon
and shall inure to the benefit of the parties
hereto and their respective successors.  As
used in this Contract, the terms "majority of
the outstanding voting securities," "affiliated
person," "interested person," "assignment,"
"broker," "investment adviser," "net assets,"
"sale," "sell" and "security" shall have the same
meaning as such terms have in the 1940 Act,
subject to such exemption as may be granted
by the SEC by any rule, regulation or order.
Where the effect of a requirement of the federal
securities laws reflected in any provision of this
Contract is made less restrictive by a rule,
regulation or order of the SEC, whether of
special or general application, such provision
shall be deemed to incorporate the effect of
such rule, regulation or order.  This Contract
may be signed in counterpart.
	13.	Notices.  Any notice herein
required is to be in writing and is deemed to have been given to the Sub-Adviser or Mitchell
Hutchins upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Mitchell Hutchins will be sent to the attention of Dianne E. ODonnell, Deputy
General Counsel. All notices provided to the Sub-Adviser will be sent to the attention of Mark R. Manley, Senior Vice President and
Counsel.
	IN WITNESS WHEREOF, the parties
hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.




Attest:

MITCHELL HUTCHINS ASSET
MANAGEMENT INC.
51 West 52nd Street
New York, New York  10019-6114
By:	/s/ Keith A. Weller
	Name:  Keith A. Weller
	Title:  First Vice President
By:	/s/ Dianne E. ODonnell
	Name:  Dianne E. ODonnell
	Title:  Deputy General Counsel





Attest:

ALLIANCE CAPITAL MANAGEMENT
L.P.
1345 Avenue of the Americas
New York, New York 10105
By:	/s/ David M. Lesser
	Name:  David M. Lesser
	Title:  Administrative Officer
By:	/s/ Mark R. Manley
	Name:  Mark R. Manley
	Title:  Assistant Secretary






FORM 10f-3	FUND:  PaineWebber Growth Fund

Record of Securities Purchased Under the Funds Rule 10f-3
Procedures


1.	Issuer:  AT&T Wireless Group

2.	Date of Purchase:  4/26/00	3.  Date offering
commenced:  4/26/00

4.	Underwriters from whom purchased:   Merrill Lynch

5.	"Affiliated Underwriter" managing or participating in
syndicate:  PaineWebber

6.	Aggregate principal amount of purchase:  91,200

7.	Aggregate principal amount of offering:  360,000,000

8.	Purchase price (net of fees and expenses):  29 1/2

9.	Initial public offering price:  29 1/2

10.	Commission, spread or profit:  	%	$.50

11.	Have the following conditions been satisfied?
YES
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 which is being offered to the public.

X

b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

 X


 X

 X




e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor have been in continuous operations for not less than three years.
g. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins (or the Funds Sub-Adviser, if applicable) did not exceed 25% of the principal amount of the offering.
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.

 Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as PaineWebber Group Inc. and any of its affiliates, including PaineWebber Incorporated. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.



X


X



X


X


Approved:  /s/ Ellen R. Harris			Date:  5-1-00



FORM 10f-3	FUND:  	PaineWebber Growth Fund

Record of Securities Purchased Under the Funds Rule 10f-3
Procedures


1.	Issuer:  AT&T Wireless Group

2.	Date of Purchase:  4/26/00	3.  Date offering
commenced:  4/26/00

4.	Underwriters from whom purchased:   Tucker
Clearing Gull

5.	"Affiliated Underwriter" managing or participating in
syndicate:  PaineWebber

6.	Aggregate principal amount of purchase:  1,440

7.	Aggregate principal amount of offering:  360,000,000

8.	Purchase price (net of fees and expenses):  29 1/2

9.	Initial public offering price:  29 1/2

10.	Commission, spread or profit:  	%	$.50

11.	Have the following conditions been satisfied?
YES
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 which is being offered to the public.

X

i. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
j. The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
k. The underwriting was a firm commitment underwriting.

 X


 X

 X




l. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
m. The issuer of the securities and any predecessor have been in continuous operations for not less than three years.
n. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins (or the Funds Sub-Adviser, if applicable) did not exceed 25% of the principal amount of the offering.
o. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.

 Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as PaineWebber Group Inc. and any of its affiliates, including PaineWebber Incorporated. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.



X


X



X


X


Approved:  /s/ Ellen R. Harris			Date:  5-1-00

FORM 10f-3	FUND:  	PaineWebber Growth Fund

Record of Securities Purchased Under the Funds Rule 10f-3
Procedures


1.	Issuer:  AT&T Wireless Group

2.	Date of Purchase:  4/26/00	3.  Date offering
commenced:  4/26/00

4.	Underwriters from whom purchased:   Allen & Co.

5.	"Affiliated Underwriter" managing or participating in
syndicate:  PaineWebber

6.	Aggregate principal amount of purchase:  1,920

7.	Aggregate principal amount of offering:  360,000,000

8.	Purchase price (net of fees and expenses):  29 1/2

9.	Initial public offering price:  29 1/2

10.	Commission, spread or profit:  	%	$.50

11.	Have the following conditions been satisfied?
YES
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 which is being offered to the public.

X

p. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
q. The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
r. The underwriting was a firm commitment underwriting.

 X


 X

 X




s. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
t. The issuer of the securities and any predecessor have been in continuous operations for not less than three years.
u. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins (or the Funds Sub-Adviser, if applicable) did not exceed 25% of the principal amount of the offering.
v. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.

 Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as PaineWebber Group Inc. and any of its affiliates, including PaineWebber Incorporated. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.



X


X



X


X


Approved:  /s/ Ellen R. Harris			Date:  5-1-00

Olympus
Growth Fund